EXHIBIT 4.2


                    FORM OF SPECIMEN COMMON STOCK CERTIFICATE

                              [FACE OF CERTIFICATE]

COMMON STOCK                                                        COMMON STOCK
   NUMBER                                                              SHARES

                                    WEINER'S
                                  STORES, INC.

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                           CUSIP 948704 10 1

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                           THIS CERTIFIES THAT




                           IS THE REGISTERED HOLDER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 OF
                             WEINER'S STORES, INC.

(the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares evidenced hereby are issued under and shall be subject to the provisions of the laws of the State of Delaware and to the provisions of the Restated Certificate of Incorporation and the Restated Bylaws of the Corporation and any amendments thereto, to all of which the holder by acceptance hereof, assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


President                          [CORPORATE SEAL]           Secretary



                                        Countersigned and registered:
                                        American Stock Transfer & Trust Company
                                        Transfer Agent and Registrar


                                         By

                                                     Authorized Signature

                            [REVERSE OF CERTIFICATE]

                              WEINER'S STORES, INC.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

       UNIF GIFT MIN ACT - _____________________ Custodian _______________
                                  (Cust)                         (Minor)

TEN COM  -   as tenants in common
TEN ENT  -   as tenants by the entireties      Under Uniform Gifts to Minors
JT TEN   -   as joint tenants with right       Act ____________________________
             of survivorship and not as                     (State)
             tenants in common

     Additional abbreviations may also be used though not in the above list.

         For Value Received, _________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE


PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF
ASSIGNEE

Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated ____________________


                                                              (SIGNATURE)

  NOTICE:
 THE SIGNATURE(S) TO
 THIS ASSIGNMENT MUST
 CORRESPOND WITH THE
 NAME(S) AS WRITTEN
 UPON THE FACE OF THE
 CERTIFICATE IN EVERY
 PARTICULAR WITHOUT
 ALTERATION OR EN-
 LARGEMENT OR ANY
 CHANGE WHATEVER.
                                                              (SIGNATURE)

                  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.

                  SIGNATURE(S) GUARANTEED BY:

                                    Exhibit 4.2 - Page 2